Exhibit 10.23

EXECUTION VERSION

SECOND AMENDMENT TO SUBLEASE

AND CONSENT TO SUBLEASE

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT, WHICH ARE DENOTED BY ***. A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS SECOND AMENDMENT TO SUBLEASE AND CONSENT TO SUBLEASE (this “Amendment”) is made and entered into this October 27, 2014 and effective as of October 1, 2014 (the “Second Amendment Effective Date”), by and among TEACHERS’ RETIREMENT SYSTEMS OF ALABAMA, an instrumentality of the State of Alabama, and EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA, an instrumentality of the State of Alabama (collectively, the “Landlord”), NAVISTAR, INC., a Delaware corporation (“Tenant” or “Sublandlord”), and FREIGHTCAR ALABAMA, LLC, a Delaware limited liability company (“Subtenant”). Landlord, Tenant/Sublandlord, and Subtenant are sometimes referred to herein collectively as the “Parties” and individually as a “Party.”

Recitals

A. Landlord entered into that certain Industrial Facility Lease (the “Lease”), dated as of September 29, 2011, with Tenant, whereby Landlord leased to Tenant the Leased Premises (as defined in the Lease).

B. A short form or memorandum of the Lease has been recorded in the land records of Colbert County, Alabama on October 25, 2011 in Book 2011, Page 22555.

C. Pursuant to that certain Sublease (as amended by that certain Amendment to Sublease ***, dated as of March 11, 2013, collectively, the “Sublease”), dated as of February 19, 2013, Tenant has subleased to Subtenant a portion of the Facility referred to as the “Subleased Premises,” and granted to Subtenant the exclusive use of certain areas of the Leased Premises referred to therein as the “Exclusive Use Areas,” all as more particularly described in the Sublease. A true and complete copy of the Sublease has been delivered to Landlord. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Sublease.

D. Sublandlord and Subtenant mutually desire that the Sublease be amended on an subject to the following terms and conditions.

Agreement

For and in consideration of the respective covenants and agreements of the Parties herein set forth, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged by the Parties, the Parties do hereby agree as follows:

ARTICLE 1

AMENDMENTS TO SUBLEASE

Section 1.1 Amendment of “Background” Recitals. From and after the Second Amendment Effective Date, the Sublease is amended by substituting the following new Section C. of the “Background” recitals on the initial page of the Sublease:

C. Sublandlord desires to (i) sublease to Subtenant a portion of the Facility consisting of approximately 698,685 square feet of space to be occupied by Subtenant (the “FCA Controlled Subleased Space”), as more particularly set forth on the floor plan attached hereto as Exhibit B, (ii) grant to Subtenant the non-exclusive right to use a shared area in the Facility comprised of approximately *** square feet of space (the “Shared Use Area”) as more particularly set forth on the floor plan attached hereto as Exhibit B, for which Subtenant shall be obligated to pay Sublease Base Rent and its share of costs and expenses on 13,923 square feet of such Shared Use Area, as more particularly set forth herein (the “FCA Shared Use Area”) (the 712,608 square feet of space comprising the FCA Controlled Subleased Space and the FCA Shared Use Area shall be collectively referred to herein as the “FCA Space”), (iii) sublease to Subtenant a portion of the Facility consisting of approximately *** square feet of space to be occupied by Sublandlord (the “Navistar Controlled Subleased Space”) (the FCA Controlled Subleased Space and the Navistar Controlled Subleased Space shall be collectively referred to herein as the “Subleased Premises”), as more particularly set forth on the floor plan attached hereto as Exhibit B, and (iv) grant to Subtenant the exclusive use of those areas of the Premises identified as being for the exclusive use of Subtenant (the “Exclusive Use Areas”), as more particularly set forth on the site plan attached hereto as Exhibit C.

Exhibit B referenced in the substituted paragraph above shall be replaced in the Sublease with Exhibit B attached to this Amendment.

Section 1.2 Demising of Additional Space. Within thirty (30) days following the Second Amendment Effective Date, Sublandlord shall cause the portion of the Facility added to the FCA Controlled Subleased Space in Section 1.1 of this Amendment above (the “Additional Subleased Space”) to be separately demised as part of the existing FCA Controlled Subleased Space (the “Amendment Demising Work”). The Amendment Demising Work shall be performed at Sublandlord’s sole cost. Sublandlord shall determine the method, means and material for completing the Amendment Demising Work, subject to Subtenant’s prior approval, which shall not be unreasonably withheld, delayed or conditioned. Sections 1.2(c) and 1.2 (d) of the Sublease related to Sublandlord access to the Sublease Premises and Subtenant Delay shall apply to the Amendment Demising Work hereunder.

Section 1.3 Amendment of Section 3.1 of Sublease. From and after the Second Amendment Effective Date, the Sublease is amended by substituting the following new Section 3.1:

3.1 Sublease Base Rent. Subtenant shall pay to Sublandlord base rent for the Subleased Premises (“Sublease Base Rent”), in the amount of $*** per year (calculated by multiplying $*** per square foot per year by *** square feet, which is the sum of the square footage comprising the FCA Space and the Navistar Controlled Subleased Space), payable in equal monthly installments of $*** each. If Subtenant timely exercises any option to extend the Term of this Sublease for any Sublease Extension Term in accordance with Section 2.2 hereof, Subtenant shall pay to Sublandlord Sublease Base Rent for the Subleased Premises during any such Sublease Extension Term in the amount of $*** per year (calculated by multiplying

$*** per square foot per year by *** square feet, which is the sum of the square footage comprising the FCA Space and the Navistar Controlled Subleased Space), payable in equal monthly installments of $*** each.

Section 1.4 Amendment of Section 3.3(d) of Sublease. From the after the Second Amendment Effective Date, the Sublease is amended by substituting the following new Section 3.3(d):

(d) “Subtenant’s Proportionate Share” shall mean 33.14%, which has been determined by dividing the number of square feet in the FCA Space (712,608 square feet), by the number of square feet in the Facility (2,150,000 square feet).

Section 1.5 Common Use Assets. From and after the Second Amendment Effective Date, the Sublease is amended by adding the following equipment to the list of Common Use Assets specified on Exhibit D to the Sublease:

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Section 1.6 Shared Use Area. From and after the Second Amendment Effective Date, the Sublease is amended by adding the following new Section 1.4:

1.4 Shared Use Area. Subtenant shall have the right to access and use the Shared Use Area jointly with Sublandlord and other subtenants or tenants of the Premises in accordance with the terms and provisions of the Master Lease and this Sublease. All of such use of the Shared Use Area shall be such as will not unreasonably obstruct or interfere with the joint use thereof, and shall be in compliance with all applicable laws and the Master Lease. Sublandlord shall provide facility services to the Shared Use Area to the same extent as Sublandlord is required to provide such services to the Common Areas pursuant to Section 5.5 of the Sublease.

Section 1.7 Other Provisions of Sublease. Sublandlord and Subtenant hereby agree that notwithstanding the foregoing specified amendments of the Sublease, all other terms and conditions of the Sublease shall remain in full force and effect. In the case of any inconsistency between the provisions of the Sublease and this Amendment, the provisions of this Amendment shall govern and control.

ARTICLE 2

CONSENT TO SUBLEASE AMENDMENT

Section 2.1 Consent. Landlord hereby consents to the foregoing and to the sublease of the Subleased Premises by Tenant to Subtenant pursuant to the Sublease, as amended by this Amendment.

Section 2.2 Non-Disturbance. So long as there is no Sublease Event of Default which remains uncured, Landlord covenants and agrees that Subtenant’s possession and use of the Subleased Premises and Exclusive Use Areas and Subtenant’s rights and privileges under the Sublease, including any extensions or renewals thereof which may be effected in accordance with any option or right granted therein, shall not be diminished or interfered with by Landlord, and Subtenant’s occupancy of the Subleased Premises and Exclusive Use Areas shall not be disturbed during the term of the Sublease or any renewal or extension thereof.

ARTICLE 3

GENERAL PROVISIONS

Section 3.1 Notices. Any notice, request, demand, instruction or other document to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be delivered personally, sent by nationally recognized overnight courier service, delivery fee prepaid, or sent by United States registered or certified mail, return receipt requested, postage prepaid, in each case addressed to the parties at their respective addresses set forth below. Any such notice shall be effective (a) upon receipt if delivered personally, (b) on the next business day after confirmed deposit with a nationally recognized overnight courier service, and (b) three (3) business days after deposit in the United States registered or certified mail. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

If to Landlord:	The Retirement Systems of Alabama
201 South Union Street
Montgomery, AL 36130
Attn: Hunter Harrell

with a copy to:

If to Tenant:	Navistar, Inc.
2701 Navistar Drive
Lisle, IL 60532
Attention: Director, Corporate Real Estate

with a copy to:	Navistar, Inc.
2701 Navistar Drive
Lisle, IL 60532
Attention: General Counsel

If to Subtenant:	FreightCar America, Inc.
Two North Riverside Plaza
Suite 1300
Chicago, IL 60606
Telecopy: 312-928-0890
Attention: General Counsel

with a copy to:	McDermott Will & Emery LLP
227 West Monroe Street
Suite 4700
Chicago, IL 60606
Attention: Gerald R. Offutt

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first stated above.

Landlord:	Teachers’ Retirement Systems Of Alabama

	By:	/s/ David G. Bronner
	Name:	David G. Bronner
	Title:	CEO

Employees’ Retirement System Of Alabama

	By:	/s/ David G. Bronner
	Name:	David G. Bronner
	Title:	CEO

Tenant:	Navistar, Inc.

	By:	/s/ Jim Moran
	Name:	Jim Moran
	Title:	SVP & Treasurer

Subtenant:	FreightCar Alabama, LLC

	By:	/s/ Joseph E. McNeely
	Name:	Joseph E. McNeely
	Title:	President and Chief Executive Officer

EXHIBIT B

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